JC Whitney
EVERYTHING AUTOMOTIVE

AutoMD™

AUTO PARTS
WAREHOUSE

1 U.S. Auto Parts Network, Inc. Leading online source for automotive aftermarket parts and repair information Investor Presentation January 10, 2014 Exhibit 99.1

Safe Harbor
This presentation may contain certain forward-looking statements and management may make additional forward-looking statements in response to your questions.  These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by
Section 21E of the Securities Exchange Act of 1934, as amended, and Section
27A of the Securities Act of 1933.  We refer all of you to the risk factors contained in US Auto Parts Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements.

Broad Auto Parts Product Offering
Body Parts
Engine Parts Performance & Accessories
*Represents  USAP online mix,   **Source; AAIA Factbook Research
21% 40% 39%
$15B $15B
Revenue*
Overall Market** $50B
Brake Discs
Catalytic
Converters
Radiators
Headers
Oxygen
Sensors
Alternators
Exhaust Driveshaft Fuel Injection /
Delivery
Lamps Mirrors Bumpers
Hoods Tailgates Doors
Grills Wheels Window
Regulators
Seat Covers Car Covers Floor Mats /
Carpeting
Cold Air
Intakes
Vent Visors Tonneau
Covers
Nerf Bars Bug Shields Car Bras

$2.3
$2.2
$2.1
$2.0
$1.9
$1.8
$1.7
$1.6
$1.5
$1.4
$1.3
$1.2
$1.1
$1.0
17% CAGR
$1.3
$1.3
$1.2
$1.3
$1.5
$1.6
$1.5
$1.5
$1.8
$1.8
$1.9
$1.9
$2.0
$2.2
$2.1
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-13
Q1-13
Q2-13
Q3-13

16% CAGR
% Growth
300%
250%
200%
150%
100%
50%
0%
2008
2009
2010
2011
2012
2013

Online sales of automotive parts and accessories continue to grow
Google has experienced a 6 year compound annual growth rate (“CAGR”) of 16% in queries for automotive parts
Mobile year over year queries increased 50% and 80% for cellphones and tablets, respectively, for September 2013 YTD
Online Market is Vibrant and Growing
Aftermarket e-Commerce Overview
Source: Google
eBay Parts Sales Continue to Increase
Source: eBay filings, press releases
Google Queries for Parts Growing

Ability to Repair

Computer products
Other event tickets
Books
Music / video
Giftcards / certificates
Toys / video games
Baby products
Consumer electronics
Office supplies
Flowers / cards
Jewelry
Apparel / footwear
Movie tickets
Home furnishings
Cosmetics / fragrances
Sporting goods / apparel
OTC meds / personal care
Appliances / tools
Pet Supplies
Auto / auto parts
Food / beverage / grocery
Product Category

Online penetration for auto parts has trailed penetration rates of other consumer product categories for two reasons:
1) Auto parts are traditionally bought by demographics that have lower internet access rates
We believe consumer buying will shift from offline to online as mobile device penetration increases for these demographics
2) Shopping for auto parts online can be difficult for consumers
The complexity required to buy an auto part online increases consumers concerns it will not fit their vehicle
Online retailers continue to make improvements to online shopping, reducing concerns and increasing conversion
Size and Penetration of Online Automotive Parts
Aftermarket e-Commerce Overview
Low Automotive Online Sales Penetration Automotive Aftermarket by Segment
Source: Morgan Stanley and Forrester Research
Source: AAIA
Estimate based on AAAI Fact book - $85B in parts, $70B in labor
* Excludes eBay
Desire to Repair
High
Low
$155B
Do-It-For-Me
$45B
Do-It-Yourself
(USAP Target Market)
$3.1B-$4.0B
Online Sales*
High
Online penetration rates for
most consumer products
categories range from 4% to 6%
Online sales of automotive
parts significantly lag other
product categories
45%
27%
24% 24%
21%
19% 19%
18%
13%
12%
11%
10% 10%
9% 9%
8%
6%
5%
4%
3%
1%

US AUTOPARTS®

FCF*
Gross Profit
Expenses

Gross Profit
Expenses
FCF*

Changes to Our Business
2012 - 2013
• Traffic and revenue declined resulting from search
engine changes forcing us to consolidate websites
• Gross margin compression from increased
competition
• Cost reductions could not be eliminated fast enough
to keep up with gross profit dollar lost
Go Forward
• Traffic is stabilizing and revenue from go forward
sales channels has turned slightly positive
• Larger focus on Private Label business with
healthier margins at competitive prices
• Cost reductions have now exceeded gross profit
dollars loss from 2012 – 2013
$0 $0
* FCF is defined as Adjusted EBITDA less CAPX

Product Assortment
• Over 50% of product sales directly sourced from Asia
• Transition away from lower margin stock ship
branded product while expanding private label mix
• Broad assortment
Marketing
• Over 10 million unique monthly visitors to our websites
• Unique visitors more than two times higher then any
other auto parts retailer
• Less than a $8 customer acquisition cost (“CAC”)
USAP has two main competitive advantages
• Over 40,000 private label SKUs
• Over 1.5M branded SKUs
Competitive Advantages

USAP’s ability to competitively price products while maintaining healthy margins is a function of the
Company’s ability to leverage its robust private label supply chain.
The Company is working to increase margins by shifting its product mix toward increased private label offerings - current margins range from 29% - 31%
The Company sources product directly from over 200 factories in Asia
USAP’s Supply Chain Creates Pricing Advantage
Margin %
In-Stock
Private Label
(Asia Sourced)
Branded
(U.S. Sourced)
40% - 70%
25% - 40% 10% - 25%
Drop Shipped Current Mix
53%
47%
Current Mix 63% 37%
75% 25%
Goal
70%
30%
Goal

Monthly Visitors (thousands)
US AUTO PARTS
AUTOZONE.COM
PARTSGEEK.COM
ADVANCEAUTOPARTS.COM
OREILLYAUTO.COM
TIRERACK.COM
ROCKAUTO.COM
AUTOANYTHING.COM
SUMMITRACING.COM
PEPBOYS.COM
NAPAONLINE.COM
JEGS.COM
1AAUTO.COM

US Auto Parts Dominant Reach- Largest
Pure Play Internet Retailer
(some overlap of monthly visitors across websites)
USAP’s traffic is 2x larger than any
other pure play online auto parts seller
0
2,000
4,000
6,000
8,000
10,000
12,000
USAP traffic includes traffic from USAP continued sales channels and WAG  since the acquisition
Competitive sites’ traffic based on Compete September 2013 reports

10 Revenue 100% Gross Margins 29% - 31% Variable OPEX Costs 15% Fixed Costs 0% Incremental Flow Thru 14% - 16% Growth and Profitability Incremental Flow Thru

Our business model has significant cost leverage as revenues grow
• Excludes stock based compensation, depreciation and amortization
• For every incremental year required to achieve growth levels, fixed expenses increase $1.0M or 3%
Financial Sensitivity
Base 10% 20% 30% 40%
Revenue $250 $275 $300 $325 $350
Gross Margin %
Variable:
Fulfillment 3.2% 3.2% 3.2% 3.2% 3.2%
Marketing 9.3% 9.3% 9.3% 9.3% 9.3%
Technology 0.7% 0.7% 0.7% 0.7% 0.7%
G&A 1.8% 1.8% 1.8% 1.8% 1.8%
Total Variable 14.9% 14.9% 14.9% 14.9% 14.9%
Fixed:
Fulfillment 2.5% 2.2% 2.0% 1.9% 1.8%
Marketing 4.0% 3.6% 3.3% 3.0% 2.8%
Technology 1.2% 1.1% 1.0% 0.9% 0.9%
G&A 4.0% 3.6% 3.3% 3.1% 2.9%
Total Fixed 11.6% 10.6% 9.7% 9.0% 8.3%
Adjusted EBITDA %
Adjusted EBITDA $
$6     –     $11 $10    –    $15 $13    –    $19 $17    –    $23 $20    –    $27
29.0%   –   31.0% 29.0%   –   31.0% 29.0%   –   31.0% 29.0%   –   31.0% 29.0%   –   31.0%
2.4%   –    4.4% 3.5%    –    5.5% 4.4%    –    6.4% 5.1%    –    7.1% 5.8%    –    7.8%

US AUTOPARTS

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Sosa Auto Diagnostics
(4) | AutoMD (1)
620 Broadway Brooklyn, NY
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ACDelco
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Prela Enterprises, Inc.
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42-42 Francis Lewis Boulevard Bayside, NY
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ACDelco
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Yellowbird Auto Diagnostic Center, Inc.
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20-2 29th Street Astoria, NY
ACDelco
$379
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12 AutoMD – Addressing the DIFM Market

$153.4
$176.3
$262.3
$327.1
$304.0
$257.9
2008 2009 2010 2011 2012 TTM Q3-13
$5.2
$13.5
$19.5
$16.3
$9.4
$3.2
2008 2009 2010 2011 2012 TTM Q3-13
Sales & Adjusted EBITDA
Consolidated Sales
1
Consolidated Adjusted EBITDA
2
($ In Millions)
($ In Millions)
1.
2.
Adj. EBITDA Margin
3%
5% 8% 7% 3%
1%
JC Whitney was acquired in Aug 2010 adding revenue of $39.1M in 2010 and $83.4M in 2011.  Amounts not separately disclosed after 2011.
Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization.  Adjusted
EBITDA excludes restructuring costs and other one time charges of $0.4M, $5.8M, $8.0M, $0.7M and $0.8M in 2009, 2010, 2011, 2012 and TTM Q3-13, respectively, stock based compensation of
$2.9M, $3.3M, $2.7M, $2.6M, $1.7M and $1.3M in 2008, 2009, 2010, 2011, 2012 and  TTM Q3-13 respectively.  There were no restructuring or other one time charges in 2008.

Adjusted EBITDA
Thirteen Weeks Ended Thirty-Nine Weeks Ended
September  28 September 29 September  28 September 29
2013 2012 2013 2012
Net loss (1,399) $            (2,711) $            (14,309) $          (5,195) $
Interest expense, net 285                    118                    696                    500
Income tax provision 1                        41                      91                      293
Amortization of intangible assets 86                      331                    299                    1,012
Depreciation and amortization expense 2,472                 3,785                 9,736                 11,533
EBITDA 1,445                 1,564                 (3,487)                8,143
Share-based compensation expense 315                    450                    1,065                 1,408
Impairment loss on property and equipment -                     -                     4,832                 -
Impairment loss on intangible assets -                     -                     1,245                 -
Loss on debt extinguishment -                     -                     -                     360
Restructuring costs -                     640                    723                    640
Adjusted EBITDA 1,760 $              2,654 $              4,378 $              10,551 $
(Non-GAAP Financial Measure – in thousands)

Consolidated Statements of Comprehensive Operations
Thirteen Weeks Ended Thirty-Nine Weeks Ended
September  28 September 29 September  28 September 29
2013 2012 2013 2012
Net sales 61,724 $          73,014 $          195,018 $        241,169 $
Cost of sales
(1)
43,817 50,121 138,360 167,307
Gross profit 17,907 22,893 56,658 73,862
Operating expenses:
Marketing 9,385 12,909 31,762 39,337
General and administrative 4,261 4,926 13,626 15,510
Fulfillment 4,217 5,685 14,589 17,242
Technology 1,204 1,590 4,035 4,826
Impairment loss on property and equipment - - 4,832 -
Impairment loss on intangible assets - - 1,245 -
Amortization of intangible assets 86 331 299 1,012
Total operating expenses 19,153 25,441 70,388 77,927
Loss from operations (1,246) (2,548) (13,730) (4,065)
Other income (expense):
Other income (expense), net 135 (1) 214 34
Interest expense (287) (121) (702) (511)
Loss on debt extinguishment - - - (360)
Total other expense, net (152) (122) (488) (837)
Loss before income tax provision (1,398) (2,670) (14,218) (4,902)
Income tax provision 1 41 91 293
Net loss (1,399) (2,711) (14,309) (5,195)
Other comprehensive income, net of tax:
Foreign currency translation adjustments 6 11 31 35
Unrealized gains on investments 2 1 4 30
Total other comprehensive income 8 12 35 65
Comprehensive loss (1,391) $           (2,699) $           (14,274) $         (5,130) $
Basic and diluted net loss per share (0.04) $              (0.09) $              (0.44) $              (0.17) $
Shares used in computation of basic and
diluted net loss per share 33,218 30,854 32,493 30,716
(1)
Excludes depreciation and amortization expense which is included in marketing, general and administrative and fulfillment expense.
(Unaudited, in Thousands, Except Per Share Data)

Consolidated Balance Sheets
(Unaudited in Thousands, Except Par and Per Share Liquidation Value)
September  28 December 29
2013 2012
ASSETS
Current assets:
Cash and cash equivalents 1,099 $                1,030 $
Short-term investments 93 110
Accounts receivable, net of allowances of $245 and $221
at September 28, 2013 and December 29, 2012, respectively 5,044 7,431
Inventory 40,177 42,727
Deferred income taxes 54 39
Other current assets 3,716 4,176
Total current assets 50,183 55,513
Property and equipment, net 20,408 28,559
Intangible assets, net 1,683 3,227
Other non-current assets 1,472 1,578
Total assets 73,746 $              88,877 $
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable 20,505 $              28,025 $
Accrued expenses 6,820 10,485
Revolving loan payable 8,299 16,222
Current portion of capital leases payable 285 70
Other current liabilities 3,873 4,738
Total current liabilities 39,782 59,540
Capital leases payable, net of current portion 9,558 70
Deferred income taxes 437 314
Other non-current liabilities 2,175 1,309
Total liabilities 51,952 61,233
Commitments and contingencies
Stockholders' equity:
Series A convertible preferred stock, $0.001 par value; $1.45 per share liquidation value or aggregate of $6,017;  4,150
shares authorized; 4,150 and 0 shares issued and outstanding at September 28, 2013 and December 29, 2012, respectively 4 -
Common stock, $0.001 par value; 100,000 shares authorized;
33,219 shares and 31,128 shares issued and outstanding
at September 28, 2013 and December 29, 2012, respectively 33 31
Additional paid-in capital 168,263 159,781
Common stock dividend distributable 60 -
Accumulated other comprehensive income 419 384
Accumulated deficit (146,985) (132,552)
Total stockholders' equity 21,794 27,644
Total liabilities and equity 73,746 $              88,877 $

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